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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
DUANE READE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party: Duane Reade Inc.
	(4)	Date Filed: June 14, 2004
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

For:	Duane Reade Inc.
Approved By:	John Henry (212) 273-5746 SVP—Chief Financial Officer
Contact:	Cara O'Brien/Lila Sharifian Press: Stephanie Sampiere (212) 850-5600 Financial Dynamics

FOR IMMEDIATE RELEASE

DUANE READE INC. EXTENDS THE CLOSING DATE FOR THE PROPOSED ACQUISITION

        New York, New York, June 14, 2004—Duane Reade Inc. (NYSE: DRD) announced today that the termination date of its merger agreement with Duane Reade Shareholders, LLC and Duane Reade Acquisition Corp. has been extended from June 30, 2004 to July 13, 2004. Duane Reade Shareholders, LLC and Duane Reade Acquisition Corp. are owned by Oak Hill Capital Partners, L.P. The record date for determining stockholders of Duane Reade entitled to vote on the proposed merger is June 3, 2004.

        On June 12, 2004, Bear Stearns, the financial advisor to Duane Reade, received a letter from Duane Reade Shareholders, LLC and Duane Reade Acquisition Corp. stating that the Investment Committee of Oak Hill Capital Partners, L.P. and Oak Hill Capital Management Partners, L.P, the parties that had agreed to provide the equity financing for the merger, were unwilling to waive the termination of the Equity Commitment Letter beyond its July 1, 2004 expiration date without a $1.00 reduction in the merger consideration. The letter cited the union charge of $12.6 million and the related ongoing additional annual expense of $4.4 million, among the reasons for this position and expressed the willingness of Duane Reade Shareholders, LLC and Duane Reade Acquisition Corp. to have further discussions with Duane Reade's board. The parties are in discussions concerning this letter and the terms of the transaction.

        Founded in 1960, Duane Reade is the largest drug store chain in the metropolitan New York City area, offering a wide variety of prescription and over-the-counter drugs, health and beauty care items, cosmetics, greeting cards, photo supplies and photofinishing. As of March 27, 2004, the Company operated 243 stores.

        Oak Hill Capital is a $1.6 billion private equity fund formed in 1998 for the purpose of making control investments in operating companies through acquisitions, build-ups, recapitalizations, restructurings or significant minority positions. The limited partners of Oak Hill Capital Partners include a number of institutional and individual investors.

Important Information

        In connection with the acquisition of Duane Reade by Duane Reade Acquisition Corp., Duane Reade Acquisition Corp. and related entities have filed relevant materials with the Securities and Exchange Commission (the "SEC"), including a preliminary proxy statement, which was filed on March 19, 2004 and amendment no. 1 to the preliminary proxy statement, which was filed on May 14, 2004. The definitive proxy statement will be sent to holders of Duane Reade's common stock if and when it becomes available. Holders of Duane Reade common stock are urged to read the preliminary proxy statement, as amended, on file with the SEC, the definitive proxy statement if and when it becomes available and any other relevant materials filed by Duane Reade or the Oak Hill entities because they contain, or will contain, important information. The preliminary proxy statement and amendment no. 1 to the preliminary proxy statement are available, and the definitive proxy statement will be available if and when it is filed, for free (along with any other documents and reports filed by Duane Reade with the SEC) at the SEC's website, www.sec.gov. In addition, you may obtain documents filed with the SEC by Duane Reade free of charge by requesting them in writing from

Duane Reade Inc., 440 Ninth Avenue, New York, New York 10001, Attention: Corporate Secretary, or by telephone at (212) 273-5700.

Participant Information

        Duane Reade Shareholders, LLC, Duane Reade Holdings, Inc. and Duane Reade Acquisition Corp. were formed as the acquiring entities at the direction of the equity sponsors, which currently include Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P. and certain members of Duane Reade's management. Andrew J. Nathanson and Tyler J. Wolfram are the initial directors of each newly formed Delaware corporation. These entities and their directors and officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. As of the date of this communication, Mr. Nathanson has an indirect interest (through his participation in an investment partnership) of less than 1% in the outstanding shares of the common stock of Duane Reade and none of the other foregoing participants has any direct or indirect interest, by security holdings or otherwise, in Duane Reade.

        Duane Reade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Certain information regarding the participants and their interest in the solicitation is set forth in the proxy statement for Duane Reade's 2003 annual meeting of stockholders filed with the SEC on April 10, 2003 and the Form 4s filed by Duane Reade's directors and executive officers since April 10, 2003. Stockholders may obtain additional information regarding the interests of such participants by reading the preliminary proxy statement and the definitive proxy statement, if and when it becomes available.

        This document may contain statements, estimates or projections relating to, among other things, the acquisition of the Company by Oak Hill that constitute "forward-looking" statements as defined under U.S. federal securities laws. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted or expected results. Those risks include, among other things, the competitive environment in the drugstore industry in general and in the Company's specific market area, inflation, changes in costs of goods and services and economic conditions in general and in the Company's specific market area. Those and other risks are more fully described in Duane Reade's reports filed with the SEC from time to time, including its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

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DUANE READE INC. EXTENDS THE CLOSING DATE FOR THE PROPOSED ACQUISITION